                                                                    EXHIBIT 99.1

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:             15-Mar-00 For the Monthly Period Ending:      29-Feb-00  Days in Interest Period (30/360)   30
Determined as of:                 09-Mar-00 Monthly Period                             64  Days in Interest Period (Act/360)  29

      Beginning                Total Trust      Investor Interest Series  1995-A Series  1995-B   Series  1996-A
------------------------       ------------     ----------------- -------------- --------------   --------------
Pool Balance (Principal)       4,134,989,349.14
Finance Charges O/S              158,242,981.27
Excess Funding Account                     0.00

Initial Invested Amount                         3,860,000,000.00  380,000,000.00 380,000,000.00   500,000,000.00
Invested Amount                                 3,690,000,000.00  380,000,000.00 380,000,000.00   500,000,000.00
Class A Invested Amount                                           357,200,000.00 357,200,000.00   465,000,000.00
Class B Invested Amount                                            22,800,000.00  22,800,000.00    35,000,000.00

Principal Funding Account                         119,066,666.67  119,066,666.67           0.00             0.00

Adjusted Invested Amount                        3,570,933,333.33  260,933,333.33 380,000,000.00   500,000,000.00
Class A Adjusted Invested Amt                                     238,133,333.33 357,200,000.00   465,000,000.00
Class B Adjusted Invested Amt                                      22,800,000.00  22,800,000.00    35,000,000.00
Enhancement Invested Amount                                 0.00            0.00           0.00             0.00

Principal Allocation Pct                 100.00%           93.35%           9.19%          9.19%           12.09%
Principal Collections            456,467,485.57   426,111,011.55   41,948,752.43  41,948,752.43    55,195,726.88

Floating Allocation Pct                 100.00%           91.91%           7.75%          9.19%           12.09%
Finance Charge Collections        75,092,671.87    69,017,637.60    5,819,772.73   6,900,916.28     9,080,153.00
Defaulted Amount                  29,277,249.96    26,908,705.97    2,269,022.22   2,690,540.18     3,540,184.45

Interchange Collections            8,014,350.95     7,365,986.00      621,121.87     736,508.15       969,089.67
Servicer Interchange                                3,929,238.51      395,833.33     395,833.33       520,833.33

Shared Principal Collections                      408,801,942.86            0.00  44,639,292.61    58,735,911.33

         Ending                Total Trust      Investor Interest Series  1995-A Series  1995-B   Series  1996-A
-----------------------        ------------     ----------------- -------------- --------------   --------------
Pool Balance (Principal)       4,064,132,311.96
Finance Charges O/S              153,625,544.37
Excess Funding Account                     0.00

Initial Invested Amount                         3,860,000,000.00  380,000,000.00 380,000,000.00   500,000,000.00
Invested Amount                                 3,690,000,000.00  380,000,000.00 380,000,000.00   500,000,000.00
Class A Invested Amount                                           357,200,000.00 357,200,000.00   465,000,000.00
Class B Invested Amount                                            22,800,000.00  22,800,000.00    35,000,000.00

Principal Funding Account                         178,600,000.00  178,600,000.00           0.00             0.00

Partial Amortization Amount                                 0.00            0.00           0.00             0.00

Adjusted Invested Amount                        3,511,400,000.00  201,400,000.00 380,000,000.00   500,000,000.00
Class A Adjusted Invested Amt                                     178,600,000.00 357,200,000.00   465,000,000.00
Class B Adjusted Invested Amt                                      22,800,000.00  22,800,000.00    35,000,000.00
Enhancement Invested Amount                                 0.00            0.00           0.00             0.00

Principal Allocation Pct                100.00%           90.79%           9.35%          9.35%           12.30%
Floating Allocation Pct                 100.00%           87.86%           6.42%          9.35%           12.30%

Distribution Date of:             15-Mar-00   For the Monthly Period Ending:      29-Feb-00  Days in Interest Period (30/360)    30
Determined as of:                 09-Mar-00   Monthly Period                             64  Days in Interest Period (Act/360)   29

      Beginning                           Series  1997-1   Series  1997-2
------------------------                  --------------   --------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                   1,700,000,000.00   900,000,000.00
Invested Amount                           1,530,000,000.00   900,000,000.00
Class A Invested Amount                   1,530,000,000.00   900,000,000.00
Class B Invested Amount                               0.00             0.00

Principal Funding Account                             0.00             0.00

Adjusted Invested Amount                  1,530,000,000.00   900,000,000.00
Class A Adjusted Invested Amt             1,530,000,000.00   900,000,000.00
Class B Adjusted Invested Amt                         0.00             0.00
Enhancement Invested Amount                           0.00             0.00

Principal Allocation Pct                             41.11%           21.77%
Principal Collections                       187,665,471.41    99,352,308.39

Floating Allocation Pct                              41.11%           21.77%
Finance Charge Collections                   30,872,520.19    16,344,275.40
Defaulted Amount                             12,036,627.12     6,372,332.00

Interchange Collections                       3,294,904.89     1,744,361.41
Servicer Interchange                          1,679,238.51       937,500.00

Shared Principal Collections                199,702,098.52   105,724,640.40


             Ending                         Series  1997-1   Series  1997-2
------------------------                    --------------   --------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                    1,700,000,000.00  900,000,000.00
Invested Amount                            1,530,000,000.00  900,000,000.00
Class A Invested Amount                    1,530,000,000.00  900,000,000.00
Class B Invested Amount                                0.00            0.00

Principal Funding Account                              0.00            0.00

Partial Amortization Amount                            0.00            0.00

Adjusted Invested Amount                   1,530,000,000.00  900,000,000.00
Class A Adjusted Invested Amt              1,530,000,000.00  900,000,000.00
Class B Adjusted Invested Amt                          0.00            0.00
Enhancement Invested Amount                            0.00            0.00

Principal Allocation Pct                              37.65%          22.14%
Floating Allocation Pct                               37.65%          22.14%


BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of: 15-Mar-00              For the Monthly Period Ending: 29-Feb-00  Days in Interest Period (30/360)        30
Determined as of:     09-Mar-00              Monthly Period                        64  Days in Interest Period (Act/360)       29

Minimum Balance Requirements                                          Gross Balances of
----------------------------
Trust Initial Invested Amount                    3,860,000,000.00     Accounts Delinquent:              (%)                  ($)
                                                                      --------------------             ----            -------------

Trust PFA                                          119,066,666.67        30 - 59 days                  1.91%           80,731,937.50
Ending Portfolio Principal Balance               4,064,132,311.96        60 - 89 days                  1.36%           57,407,453.71
                                                                         90 days +                     3.17%          133,868,306.39
Beginning Excess Funding Acct Bal                            0.00        Total 30 days +               6.45%          272,007,697.60
Required Excess Funding Account Deposit                      0.00
Excess Funding Account Withdrawal                            0.00

Seller's Participation Amt (w/o EFA)               493,198,978.63     Gross Credit Losses              8.78%           30,251,003.98
Required Seller's Interest                         203,206,615.60     Net Credit Losses                8.50%           29,277,249.96
Required Excess Funding Account Balance                      0.00     Discount Option Receivables                                  0
Seller's Participation Amount                      493,198,978.63     Discount Percentage                                      0.00%
Seller's Interest Percentage                                12.14%    Finance  Charge  Billed - pool                   56,522,960.07
                                                                      Fees  Billed - pool                               9,795,104.37
Fraud Losses reassigned to the Seller                        0.00     Interest Earned on Collection Account             2,511,631.23
                                                                      Required Principal Balance                    3,690,000,000.00
                                                                      EFA + Receivables + PFA                       4,183,198,978.63